STATE STREET INSTITUTIONAL INVESTMENT TRUST

Supplement Dated December 5, 2008

Prospectuses Dated April 28, 2008

State Street Institutional Liquid Reserves Fund
State Street Institutional Tax Free Money Market Fund

The following information supplements the prospectuses referenced above:

The U.S. Treasury Department has established a Temporary Guarantee Program (“Program”) that guarantees a $1.00 net asset value for shares of participating money market funds as of September 19, 2008.  The Program was initially due to expire on December 18, 2008, and has been extended by the U.S. Treasury until April 30, 2009.  The State Street Institutional Liquid Reserves Fund and the State Street Institutional Tax Free Money Market Fund (collectively, the “Participating Money Market Funds”) elected to participate in the Program for the initial period, and have elected to continue participation through April 30, 2009.  The Participating Money Market Funds are responsible for payment of fees required to participate in the Program.  There is no assurance that the Participating Money Market Funds will participate in the Program if it is extended beyond April 30, 2009.

With respect to any Participating Money Market Fund shareholder, the coverage provided under the Program will be equal to the lesser of (i) the shareholder’s account balance as of September 19, 2008; or (ii) the shareholder’s account balance on the date a Participating Money Market Fund’s net asset value per share falls below $0.995.  Payments under the Program are conditioned on the Participating Money Market Fund liquidating.  Thus, any payment made to shareholders of a Participating Money Market Fund with respect to shares covered by the Program guarantee would be paid at approximately the same time liquidation proceeds are paid to all Fund shareholders rather than shortly after the time the fund’s net asset value per share falls below $0.995.  The U.S. Treasury’s liability to all participating money market funds under the Program, including the Participating Money Market Funds, is limited to the assets of the federal government’s Exchange Stabilization Fund, which currently are approximately $50 billion.

As of the date of this Supplement, more information is available about the Program at:

http://www.treas.gov/offices/domestic-finance/key-initiatives/money-market-fund.shtml
Neither this Prospectus supplement, the above-referenced Prospectuses, nor the Participating Money Market Funds themselves are in any manner approved, endorsed, sponsored or authorized by the U.S. Treasury Department.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE